SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant  [X]

Filed by the Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
[_]  Definitive  Additional Materials
[_]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            HFB FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

         $125  per   Exchange  Act  Rules   O-11(c)(1)(ii),   14a-6(i)(1),
         14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1.  Title of each class of securities to which transaction applies:

         --------------------------------------------------------------------
         2.  Aggregate number of securities to which transaction applies:

         --------------------------------------------------------------------
         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

         -----------------------------------------------------------------------
         4.  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
         5.  Total fee Paid:

         -----------------------------------------------------------------------

[_]      Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.       Amount previously paid:
                                ------------------------------------------------

2.       Form, Schedule or Registration Statement No.:
                                                     ---------------------------

3.       Filing Party:
                     -----------------------------------------------------------

4.       Date Filed:
                   -------------------------------------------------------------

                               September 25, 2000





Dear Stockholder:

         We invite you to attend the 2000 Annual Meeting of Stockholders of HFB Financial Corporation (the "Corporation"), the holding company of Home Federal Bank, Federal Savings Bank, to be held at Pine Mountain State Resort Park, Pineville, Kentucky, on Tuesday, October 31, 2000 at 2:00 p.m.

         The Meeting has been called for the election of directors. Enclosed is a proxy statement, a proxy card and an Annual Report to Stockholders for the 2000 fiscal year. Directors and officers of the Corporation, as well as representatives of the Corporation's independent auditors, will be present to respond to any questions the stockholders may have.

         Your vote is important, regardless of the number of shares you own. On behalf of the Board of Directors, we urge you to please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible, even if you currently plan to attend the annual meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Meeting.

                                                              Sincerely,


                                                              /s/ David B. Cook
                                                              -----------------
                                                              David B. Cook
                                                              President

                            HFB FINANCIAL CORPORATION
                             1602 CUMBERLAND AVENUE
                           MIDDLESBORO, KENTUCKY 40965
                                 (606) 248-1095

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 31, 2000


         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Meeting") of HFB Financial Corporation (the "Corporation"), the holding company of Home Federal Bank, Federal Savings Bank, will be held at Pine Mountain State Resort Park, Pineville, Kentucky on Tuesday, October 31, 2000 at 2:00 p.m.

               A Proxy Card and a Proxy Statement for the Meeting are enclosed.

               The Meeting is for the purpose of considering and acting upon:

                1. The election of two directors of the Corporation; and

                2. Approval  of the HFB  Financial  Corporation  2000  Long-term
                   Incentive Compensation Plan; and

                3. Such other matters as may properly come before the Meeting or any adjournment thereof.

NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Bylaws of the Corporation, the Board of Directors has fixed the close of business on September 15, 2000, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                             BY ORDER OF THE BOARD OF DIRECTORS




                                             /s/ Frank W. Lee
                                             ----------------
                                             Frank W. Lee
                                             Secretary
Middlesboro, Kentucky
September 25, 2000

IMPORTANT: PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY. THE PROMPT RETURN OF PROXIES WILL SAVE YOUR CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                                       OF
                            HFB FINANCIAL CORPORATION
                             1602 CUMBERLAND AVENUE
                           MIDDLESBORO, KENTUCKY 40965
                                 (606) 248-1095

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 31, 2000

               This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of HFB Financial Corporation (the "Corporation"), the holding company of Home Federal Bank, Federal Savings Bank ("Home Federal" or the "Bank"), to be used at the Annual Meeting of Stockholders of the Corporation (the "Meeting") which will be held at Pine Mountain State Resort Park, Pineville, Kentucky, on Tuesday, October 31, 2000 at 2:00 p.m. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about September 25, 2000.

Revocation and Voting of Proxies

               Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Corporation, the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting or by attendance at the Meeting and voting in person. A written notice revoking a previously executed proxy should be sent to HFB Financial Corporation, 1602 Cumberland Avenue, Middlesboro, Kentucky 40965 -- Attention: Frank W. Lee, Secretary.

               Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below and in favor of each of the other proposals set forth in this Proxy Statement for consideration at the Meeting.

               The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors, subject to applicable securities laws.

               Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

Voting Securities and Security Ownership

               Holders of record of the Corporation's common stock, par value $1.00 per share (the "Common Stock"), as of the close of business on September 15, 2000 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Corporation had 1,299,147 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of the Common Stock outstanding on the Record Date will be required to constitute a quorum at the Meeting.

         The following table sets forth information as of the Record Date (i) with respect to any person who was known to the Corporation to be the beneficial owner of more than 5% of the Common Stock and (ii) with respect to the beneficial ownership of Common Stock by each director or nominee of the Corporation, by each executive officer of the Corporation who is not a Director, and by all directors and executive officers of the Corporation as a group.


                                                  Amount and Nature   Percent of Shares
                                                   of Beneficial      of Capital Stock
              Beneficial Owner                     Ownership (1)(2)     Outstanding
              ----------------                     ---------------      -----------
   Frank W. Lee, Director                              30,810               2.37%
   Charles A. Harris, Director                         38,034               2.93
   Frances Coffey Rasnic, Director                      8,644                .66
   David B. Cook, Director and Executive Officer       81,599               6.28
   Earl Burchfield, Director                           39,272               3.02
   E.W. Nagle, Director                                22,424               1.73
   Robert V. Costanzo, Chairman of the Board           18,666               1.43
   Stanley Alexander, Jr., Executive Officer           12,928               1.00
   Kenneth V. Jones, Executive Officer                  4,767                .37

   All directors and executive
    officers as a group (9 persons)                   257,144(3)           19.58


-----------------

(1) As to the Corporation's directors and executive officers, includes 7,225, 7,225, 4,767 and 19,017 shares which may be 2acquired by Messrs. Costanzo, Jones, Ms. Rasnic and all directors and executive officers as a group upon the exercise of stock options granted under the HFB Financial Corporation 1992 Stock Option Plan.
 (2)Includes 21,985 shares,  6,809 shares,  4,661 shares,  11,693 shares,  1,392 shares and 46,539 shares held for the benefit of Directors Lee, Harris, Cook, Burchfield, Costanzo and all directors and executive officers as a group, respectively, through trusts established under the Bank's discontinued and current deferred compensation plans for directors. In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock.
 (3)Includes shares held by certain directors and executive officers as custodians under Uniform Transfers to Minors Acts, by their spouses and children and for the benefit of certain directors and executive officers under individual retirement accounts ("IRAs"). Includes 46,539 shares owned by directors and executive officers through trusts established under the Bank's discontinued and current deferred compensation plans for directors.

                       PROPOSAL I - ELECTION OF DIRECTORS


General

         The Corporation's Board of Directors has seven members, with approximately one-third elected annually in accordance with the Corporation's bylaws. At the Meeting, three persons nominated by the Board of Directors, who currently are directors and whose terms expire in 2000, will stand for election.

         The Board of Directors has nominated David B. Cook and Earl Burchfield to serve as directors for a three-year period or until their respective successors have been elected and shall qualify. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         The Board of Directors unanimously recommends a vote "FOR" election of each of the nominees.

         The following table sets forth for each nominee and for each director continuing in office, such person's name, age as of June 30, 2000, the year he or she first became a director of the Bank or the Corporation and the year his or her current term as a director will expire. All such persons became directors of the Corporation in 1992, upon the Corporation's organization, except Ms. Rasnic, who was appointed a director of the Corporation in 1996.

                                                             YEAR FIRST  CURRENT
                                                             ELECTED OR    TERM
                                               AGE AS OF     APPOINTED      TO
NAME                                         JUNE 30, 2000   DIRECTOR     EXPIRE
----                                         -------------  ----------    ------

                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 2002

David B. Cook                                   50           1974          2000
Earl Burchfield                                 70           1976          2000

                         DIRECTORS CONTINUING IN OFFICE

E. W. Nagle                                     88           1961          2001
Robert V. Costanzo                              44           1989          2001
Frank W. Lee                                    87           1952          2002
Charles A. Harris                               66           1987          2002
Frances Coffey Rasnic                           51           1996          2002


         The principal occupation of each Director and Executive Officer of the Corporation during the last five years is set forth below.

         Frank W. Lee currently serves as Secretary/Treasurer of the Bank and the Corporation. He has a law degree and is a member of the Kentucky Bar Association. Mr. Lee is a retired pharmacist and is the past owner of Lee's Drug Store in Middlesboro, Kentucky. Mr. Lee is a former director of a local bank.

         Charles A. Harris is retired owner of Harris Insurance Agency in Harlan, Kentucky. Mr. Harris is serving, or has served as President of the Harlan Lions Club, Chairman of the Harlan County Chapter of American Red Cross and Volunteer for ARC State Disaster Team, Harlan Chamber of Commerce, Councilman of City of Harlan, Kentucky, Harlan Volunteer Firefighters, Harlan School Futures Committee, Advisor to Harlan State Vocational Technical School, President of the Alumni Association of Harlan Boys Choir, Board Member of Red Bird Mission, Beverly, Kentucky and Board Member of Harlan County Extension Service. Mr. Harris is also a member of the Oleika Shrine and the Harlan County Shrine Club.

         Frances Coffey Rasnic has been a lifelong resident of Claiborne County. She graduated from the University of Tennessee and holds 45 hours above her Masters in Education. She has served her community in various civic and school groups. She has been self-employed in real estate development and in her previously owned family business, Coffey Funeral Home, in New Tazewell and Harrogate, Tn. where she is currently employed. She is a businesswoman who remains active in the Claiborne County Chamber of Commerce and serves this community as Memorial Secretary of the American Cancer Society and Chairperson of the Tourism Committee and Board Member of the Clinch-Powell Enterprise Community. She is a member of the New Tazewell United Methodist Church.

         David B. Cook currently serves as president and CEO of Home Federal Bank FSB in Middlesboro, Kentucky and HFB Financial Corporation, Jacksboro, Tennessee. A graduate of Western Kentucky University and a member of First Baptist Church in Middlesboro, Mr. Cook has served as president of both the Lexington Chapter of the Society of Real Estate appraisers and the ROHO Club of Middlesboro. He has previously served as a board member on the Bell County Chamber of Commerce, the Board of Housing Appeals for the city of Middlesboro and the City Council's Finance Committee. He is a past board member of the Bluegrass Council of Boy Scouts of America, Lexington, Kentucky. Mr. Cook is presently on the board of the Bell County Industrial Foundation and Revolving Loan Committee.

         Earl Burchfield is retired as a newspaper publisher. Mr. Burchfield is a past member of the Middlesboro Rotary Club, a past trustee of Applachian Hospitals, a past member of Bell County and Claiborne County Chambers of Commerce and active in the area Gideons organization. He serves as a Nursing Home Volunteer, as well as church treasurer and Deacon.

         E. W. Nagle is retired from the Middlesboro Tanning Company, where he served as an officer. He is a member of the Lions Club and a Charter Member of the All Sports Hall of Fame.

         Robert V. Costanzo is Chairman of the Board of the Corporation. A 1989 graduate of Salmon P. Chase College of Law, Mr. Costanzo serves as District Judge of Bell County Kentucky. He is a member of the Kentucky Bar Association and presently serves on the KBA House of Delegates. He is a member of the Kiwanis International and St. Julian Catholic Church in Middlesboro.

Executive Officers Who Are Not  Directors

         The following sets forth information with respect to the executive officers of the Corporation, including their ages as of the Record Date, who do not serve on the Board of Directors.

         Stanley Alexander, Jr., age 51, is currently the Bank's and the Corporation's Chief Financial Officer. Mr. Alexander graduated from the Graduate School of Banking at the University of Wisconsin in 1984 and had 17 years of banking experience prior to joining the Bank in 1991. He has served as treasurer of the Middlesboro-Bell County Airport Board, Secretary of the ROHO Club, and as a member of the "Advisory Group" to the Middlesboro City Council's Finance Committee.

         Kenneth V. Jones, age 43, joined Home Federal Bank in October of 1999 and was appointed Chief Operations Officer on May 15, 2000. Prior to joining Home Federal Bank, Mr. Jones served as Executive Vice President, Chief Financial Officer and Director of Citizens Bank, New Tazewell, TN, with 24 years of experience in both operations and lending. He received his Bachelor of Science Degree in Business Administration from the University of Tennessee and graduated with honors from the American Bankers Association Graduate School of Banking. Ken is very active in the community as chairman of the Claiborne Job Service Employer Committee, Director of the Health and Educational Facilities Board of the Town of New Tazewell, Member of the Advisory Board - Lincoln Memorial University Debusk School of Business, and member of the New Tazewell First Baptist Church. Mr. Jones also served as president and director of the Claiborne County Chamber of Commerce. He and his wife Donna have two children, Matthew and Jacob, and currently reside in Lone Mountain Tennessee.

Committees of the Boards of Directors of the Corporation

         The Boards of Directors of the Corporation and the Bank conduct their business through meetings of the Boards and their committees. During the fiscal year ended June 30, 2000, the Corporation's Board of Directors held thirteen meetings. No current director attended fewer than 75% of the total aggregate meetings of the Corporation's Board of Directors and committees on which such Board member served during fiscal 2000.

         The Corporation's audit committee is comprised of Directors Burchfield (Chairman) Rasnic, and Lee. The audit committee meets as needed, to examine and approve the audit report prepared by the independent auditors of the Corporation. During fiscal 2000, the Corporation's audit committee met three times.

         The Corporation's Nominating Committee is comprised of the full Board of Directors for the purpose of evaluating candidates and making nominations for election as directors. This Committee met once during fiscal 2000 in that capacity. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Corporation's stockholders for nominees nor, subject to the procedural requirements set forth in the Corporation's Charter and Bylaws, established any procedures for this purpose.

         The Corporation's compensation committee is comprised of Directors Lee (Chairman), Burchfield and Harris. The Committee meets periodically to evaluate the compensation and fringe benefits of the directors, officers and employees and to recommend changes and to monitor and evaluate employee morale. The compensation committee met once during fiscal 2000.

                             EXECUTIVE COMPENSATION

Compensation Summary

               The Corporation's principal subsidiary is the Bank. The Corporation has no full time employees, relying instead on employees of the Bank for the limited corporate services provided. All compensation paid to officers and other employees is paid by the Bank. Other than as set forth below, no executive officer's total salary and bonus for the fiscal year exceeded $100,000 for services rendered in all capacities to the Corporation and its subsidiaries.


                                                                        Long-Term
Name and Principal                       Annual Compensation(1)        Compensation
                                        -----------------------          Payout of        All Other
         Position              Year     Salary            Bonus      Restricted Stock   Compensation(2)
-----------------------------------------------------------------------------------------------------------
David B. Cook                  2000        $133,750       $15,469        $   ---          $25,732
President and Chief            1999        $126,575       $14,987        $   ---          $34,721
Executive Officer of the       1998        $118,875       $ 5,989        $19,739          $38,608
Corporation and the Bank


(1) Excludes perquisites, which did not exceed 10% of each named executive officer's annual salary and bonus.
(2) Includes fees in the amount of $13,150 in fiscal 2000, $12,400 in fiscal 1999 and $11,200 in fiscal 1998 for Mr. Cook's services as a director for the Corporation and the Bank. ESOP contributions in fiscal 2000, 1999 and 1998 for the benefit of Mr. Cook were $8,176, $22,321 and $27,408, respectively.

Pension Plan

         The Corporation's principal subsidiary is the Bank. The Bank participates in a multiple employer defined benefit plan (the "Pension Plan"). Employees who have one year of service and reached age 21 are eligible to participate in the Pension Plan. They are 100% vested after five years of service. Employees are entitled to a normal retirement benefit at age 65 equal to 2% times years of benefit service times the average annual salary (as defined) for the five consecutive years of highest salary during benefit service, with annual 1% adjustments for retirees who attain age 66 and older. The Pension Plan also provides for early retirement benefits (commencing as early as age 55), disability retirement benefits and death benefits. Contributions are actuarially determined. The Bank makes all contributions to the Pension Plan. During 2000, the Bank did not contribute to the Pension Plan. At June 30, 2000, Mr. Cook had 28 years of credited service under the Pension Plan.

Employment Agreement

               In 1999, the Bank entered into an amended and restated employment agreement with Mr. Cook as President and Chief Executive Officer. As President and Chief Executive Officer, Mr. Cook is responsible for overseeing all operations of the Bank, and for implementing the policies adopted by the Board of Directors. The employment agreement has a term of three years and, pursuant to the terms of the agreement, it shall be extended on each anniversary date from the date of commencement of the agreement for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that performance of the employee has met the required standards and that such agreement should be extended. The agreement provides for an annual base salary of $130,000. The agreement provides for a salary review by the Board of Directors not less often than annually, as well as inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The agreement is terminable by the Bank for "just cause" as defined in the agreement. In the event of termination for just cause, no severance benefits are available. If the Bank terminates an employee without just cause, the employee will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the agreement plus an additional 12-month period, but in no event in excess of three years' salary. The employee is able to voluntarily terminate his agreement by providing 90 days' written notice to the Board of Directors, in which case the employee is entitled to receive only his compensation, vested rights, and benefits up to the date of termination. In the event of the employee's death or disability, the employee or his estate will be entitled to a continuation of his salary and benefits through the remaining term of the agreement.

         The employment agreement contains provisions stating that in the event of (i) the employee's voluntary termination of employment for any reason within 30 days following a change in control of the Bank or the Corporation, or (ii) the employee's involuntary termination of employment in connection with, or within six months before or two years after, any change in control of the Bank or the Corporation, the employee will be paid within 30 days of such termination a sum equal to 2.99 times the average annual compensation he received during the five-year period immediately prior to the date of change in control. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Corporation's voting stock, or the control of the election of a majority of Directors or the exercise of a controlling influence over the management or policies of the Bank or Corporation. The employment agreement also provides for a similar lump sum payment to be made in the event of the employee's voluntary termination of employment upon the occurrence, or within 90 days thereafter, of certain specified events following any change in control, whether approval by the Board of Directors or otherwise which have not been consented to in writing by the employee including (i) requiring the employee to move his personal residence or perform his principal executive functions more than 35 miles from the Bank's current primary office, (ii) materially diminishing the employee's base compensation, (iii) failing to maintain existing employee benefit plans, including material vacation, fringe benefits, stock option and retirement plans,
(iv) assigning duties and responsibilities to the employee which are other than those normally associated with his position with the Bank, (v) materially diminishing the employee's authority and responsibility, (vi) failing to re-elect the employee to the Bank's Board of Directors, and (vii) materially diminishing the employee's secretarial or other administrative support. The aggregate payments that would be made to David B. Cook assuming termination of employment under the foregoing circumstances at June 30, 2000 would have been approximately $290,900.

Directors' Compensation

         Members of the Board of Directors and committees of the Board of Directors of the Corporation receive a monthly retainer of $900, plus $250 per regular or special Board meeting attended.

Transactions with Management

               All of the Bank's loans to directors and executive officers are made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and do not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (up to $500,000) to such persons must be approved in advance by a disinterested majority of the Board of Directors. The Bank does not offer favorable terms on mortgage loans to directors or officers.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         Olive, LLP, which was the Corporation's independent certified public accounting firm for the 2000 fiscal year, has been retained by the Board of Directors to be the Corporation's auditors for the 2001 fiscal year. A representative of Olive, LLP is currently expected to be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

            PROPOSAL II -- APPROVAL OF THE HFB FINANCIAL CORPORATION
                   2000 LONG-TERM INCENTIVE COMPENSATION PLAN


General

               The Board of Directors of the Company is seeking stockholder approval of the HFB Financial Corporation 2000 Long-Term Incentive Compensation Plan (the "LTIP"). A copy of the LTIP is attached hereto as Exhibit A and should be consulted for detailed information. All statements made herein regarding the LTIP are only intended to summarize the LTIP and are qualified in their entirety by reference to the LTIP.

Purpose of the LTIP

               The LTIP is being presented for approval because the Company's existing 1992 stock option plan is about to expire and has depleted its reserve of shares for future grants. By providing directors and employees of the Company and its affiliates, including the Bank, with the opportunity to acquire shares of Common Stock, the Company seeks to attract, retain, and motivate the best available personnel for these positions of substantial responsibility, and to promote the success of the business and the interests of stockholders.

Description of the LTIP

               Effective Date. The LTIP became effective August 15, 2000 (the "Effective Date") when it received Board approval, although the effectiveness of the LTIP and any awards thereunder is contingent on stockholder approval of this Proposal at the Annual Meeting.

               Administration. The LTIP is administered by a committee (the "Committee") which is appointed by the Board and consists of at least two directors of the Company who are "non-employee directors" within the meaning of the federal securities laws. The Committee currently consists of Directors Harris, Burchfield and Costanzo. The Board may act in lieu of the Committee on any matter within its discretion or authority, and may eliminate the Committee at any time in its discretion.

               Committee Powers. The Committee has discretionary authority to select participants and grant awards, to determine the form and content of any awards granted under the LTIP, to construe and interpret the LTIP, to prescribe administrative forms relating to the LTIP, and to make other decisions necessary or advisable for the administration of the LTIP. All decisions, determinations and interpretations of the Committee are final, binding and conclusive on all persons affected thereby.

               Eligible Persons; Types of Awards. Under the LTIP, the Committee has discretionary authority to grant stock options ("Options"), equity units, restricted stock awards, deferred share awards, and other stock-based awards (collectively, "Awards") to such employees, consultants and directors, including members of the Committee, as the Committee shall designate. As of the Record Date, the Company and its subsidiaries had 11employees and 6 non-employee directors who were eligible to participate in the LTIP.

               Shares Available for Grants. The LTIP reserves 65,000 shares of Common Stock for issuance pursuant to Awards. Such shares may be authorized but unissued shares, shares held in treasury, or shares held in a grantor trust established by the Company. In the event of any reclassification, stock dividend, stock split, reverse stock split, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will proportionately adjust the number and kind of shares reserved for issuance under the LTIP, the number of and kind of shares subject to outstanding Awards, and their exercise prices when applicable. To the extent Awards expire, become unexercisable, or are forfeited for any reason without having resulted in the issuance of Common Stock to Award holders, those shares shall be available for the grant of additional Awards.

               Options; Exercise Price. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code, or Options that are not ISOs ("NQSOs"). The exercise price as to an ISO may not be less than the fair market value (determined under the LTIP) of the optioned shares on the date of grant. In the case of a participant who owns more than 10% of the outstanding Common Stock on the date of receiving an ISO grant, its exercise price may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value

(determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by a participant for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the Options granted in excess of $100,000 will be treated as NQSOs. The exercise price as to a NQSO may not be less than 85% of the fair market value (determined under the LTIP) of the optioned shares on the date of grant.

         Exercise of Options. The exercise of Options will be subject to such terms and conditions as are established by the Committee in a written agreement between the Committee and the participant. Only Common Stock is subject to purchase upon exercise of the Options, and an Option may not be exercised for a fractional share.

         Method for Exercise. A participant may exercise Options, subject to provisions relative to their termination and limitations on their exercise in an Option agreement, only by (i) written notice of intent to exercise the Option with respect to a specified number of shares of Common Stock, and (ii) payment to the Company (contemporaneously with delivery of such notice) in cash, by check, by promissory note, by cancellation of Company indebtedness to the participant, in previously-owned Common Stock, or a combination of cash and Common Stock, of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised. Common Stock utilized in full or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise, and must consist of Shares owned for more than 6 months, or such other period prescribed by the Committee. Alternatively, the Committee may permit a cashless exercise through a broker, or may permit a participant to surrender shares subject to his or her Award.

         Equity Units. The Committee may grant Equity Units which take the form a right to receive the appreciated value of shares over any exercise price set by the Committee (all subject to the terms of the Plan). An Award of Equity Units may relate to or operate in tandem or combination with or substitution for Options, or other Equity Units, or on a stand-alone basis, and may be payable in cash or Shares based on the formula set forth in the written agreement evidencing such Award. Further, the Committee may grant Equity Units that become exercisable only in connection with a change in control transaction or other specified event.

         Additional Awards. The Plan provides the Committee with the discretion to provide in an Option award for the granting of an additional option to any participant who delivers shares in partial or full payment of the exercise price of the original option. The additional option will be for the number of shares equal to the number of shares so delivered, will have an exercise price equal to the fair market value of a share on the date of exercise of the original option, and will have an expiration date no later than the expiration date of the original option. The Committee also has the discretion (I) to permit a participant to exercise unvested Options, in which case the shares issued to the participant upon exercise of his or her unvested Option will be restricted shares having the same vesting restrictions as the unvested Options, (II) to offer to buy out, for cash or shares, an Option based on such terms and conditions as the Committee shall establish and communicate to the participant at the time that such offer is made, and (III) to award dividend equivalent rights with respect to shares subject to Options.

         Effect of Termination of Service. Except to the extent otherwise provided in the Plan or in the applicable Award Agreement (which may specifically accelerate or extend the period for exercising an Option), Options or Equity Units will terminate upon termination of the participant's Continuous Service for any reason (including death), except that an otherwise unexpired Option or Equity Unit shall cease to be exercisable upon: (i) the date that is 3 months after a participant terminates Continuous Service because of retirement or a termination for other than disability, death or Just Cause, or (ii) the date that is two years after a participant's death, or (iii) the date that is one year after a participant terminates Continuous Service as a result of his or her disability (as defined in the Plan). If the Committee determines that the participant's Continuous Service terminated due to Just Cause, the participant's Option or Equity Unit will lapse immediately and the participant will return to the Company any payments received under dividend equivalent rights granted pursuant to the Plan, extending back to the date the Committee determines Just Cause existed.

         Restricted Stock and Deferred Share Awards. The Committee may make discretionary restricted stock and deferred share awards to select employees and directors (including members of the Committee). Under the Plan, the Committee has the discretion not only to determine the conditions for vesting of restricted stock awards, but also to implement a program for deferred share awards as part of a deferred compensation program for executives and directors. Cash dividends that are declared on these Awards will accumulate for distribution at the time and in the manner selected by the participant for distribution of the shares subject to his or her Award. Until transferred to a participant, the Committee will control voting of any shares that are outstanding and subject to these Awards. Participants cannot receive the shares subject to these Awards until vesting occurs, but may elect the time for distribution; provided that a participant must waive the right to 2% of the underlying shares if a deferral election is made within 12 months of a distribution date that would otherwise occur. The Committee is, however, permitted to approve hardship distributions. A participant may not assign his or her claim to deferred or restricted shares and associated earning during his or her lifetime. A participant's right to deferred shares and associated earning shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. Neither the participant nor his or her beneficiary will have any claim against, or rights in, any specific assets of the Company.

         Conditions on Issuance of Shares. The Committee will have the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the LTIP as it may deem appropriate or desirable to comply with applicable law for the LTIP's proper administration.

         Nontransferability. In general, and except as set forth below, Awards may not be sold, pledged, assigned, hypothecated, transferred, or otherwise encumbered or disposed of other than by will or by the laws of descent and distribution. Unless otherwise provided in an Award Agreement, however, any participant may transfer Awards (other than ISOs) either by gift to Immediate Family, or by instrument to an inter vivos or testamentary trust in which the Awards (other than ISOs) are to be passed, upon the death of the grantor, to beneficiaries who are immediate family (or otherwise approved by the Committee), subject to such terms and conditions as the Committee deems appropriate. In addition, Common Stock that is purchased upon the exercise of an Option may not be sold within the six-month period following the grant date of that Option or Equity Unit, except in the event of the participant's death or disability, or such other event as the Board may specifically deem appropriate.

         Change in Control, Dissolution and Related Transactions. In the event of a corporate transaction such as a change in control, dissolution, merger or sale, each outstanding Award may be assumed or an equivalent award may be substituted by the successor Corporation or a parent or subsidiary of the successor corporation. Failing that, each Award will terminate upon consummation of the transaction; provided that, to the extent outstanding Awards are neither being assumed nor replaced with equivalent awards by the successor corporation
(a) the Options or Equity Units will accelerate and become exercisable for a prescribed period immediately prior to the Corporate Transaction and (ii) all other Awards will become fully vested and the Shares underlying the Awards distributed immediately prior to the consummation of the transaction (unless the participant makes a deferral election in accordance with the Plan). In either case, any repurchase right of the Company applicable to any Shares shall lapse on consummation of the transaction. Any Award held by a participant who is involuntarily terminated in connection with, or within 12 months following consummation of, such a transaction will accelerate and become exercisable, and any repurchase right of the Company applicable to any Shares will lapse

         Duration of the LTIP and Grants. The LTIP has an indefinite duration, although ISOs may not be granted more than 10 years after its effective date. The maximum term for an Award is 10 years from the date of grant, except that the maximum term of an ISO may not exceed five years if the participant owns more than 10% of the Common Stock on the date of grant. The expiration of the LTIP, or its termination by the Committee, will not affect any Award then outstanding.

         Modification of Options. At any time, and from time to time, the Committee may modify any outstanding Award, provided that no such modification may confer on the holder of the Award any right or benefit which could not be conferred on him by the grant of a new Award, or materially and adversely impair the Award without the participant's consent.

         Amendment and Termination of the LTIP. The Board of Directors may from time to time amend the terms of the LTIP and, with respect to any shares at the time not subject to Awards, suspend or terminate the LTIP. No amendment, suspension, or termination of the LTIP will, without the consent of any affected participant, materially and adversely affect any rights of the participant under any Award previously granted.

         Financial Effects of Awards. The Company will receive no monetary consideration for the granting of Awards under the LTIP. It will receive no monetary consideration other than the exercise price for shares of Common Stock issued to participants upon the exercise of their Options, and will receive no monetary consideration upon the distribution of Common Stock satisfying Deferred Share Awards. Cash proceeds from the sale of Common Stock issued pursuant to the exercise of Options will be added to the general funds of the Company to be used for general corporate purposes.

Under the intrinsic value method that the Company follows under applicable accounting standards, recognition of compensation expense is not required when Options are granted at an exercise price equal to or exceeding the fair market value of the Common Stock on the date the Option is granted. Disclosure may be required in financial statement footnotes regarding pro forma effects on earnings and earnings per share of recognizing as a compensation expense an estimate of the fair value of such stock-based awards. The Financial Accounting Standards Board has issued Interpretation No. 44, Accounting for Certain Transactions involving Stock Compensation. Interpretation No. 44 clarifies previous accounting guidance by focusing on the definition of an employee, the criteria for determining whether a plan qualifies as a non-compensatory plan, the accounting consequence of various modifications to the terms of a previously fixed stock option or award and the accounting for an exchange of stock compensation awards in a business combination.

Among other things, this interpretation grants employee status to outside members of a Company's Board of Directors, thereby not requiring the recording of compensation expense for options granted where the exercise price is equal to the fair value of the stock at the grant day. The requirements to record compensation expense may apply for options granted to individuals that do not qualify as employees or directors of the Company.

         The granting of Equity Units will require ongoing charges against the Company's earnings, to the extent the value of the Equity Units appreciates (with income resulting from depreciation). Restricted Stock and Deferred Share Awards will require charges to the Company's income over the vesting period, if any, for the Award (with such expense based on the fair market value, on the date of award, of the shares of Common Stock credited pursuant to the Award). Changes in value of the Common Stock after the date of award will not result in financial expense.

Federal Income Tax Consequences

         Summarized below are the federal income tax consequences that the Company expects (based on current tax laws, rules, and interpretations) with respect to Awards.

         Date of Award. The recipient of an Award will not recognize taxable income upon its grant. Nor will the grant entitle the Company to a current deduction.

         Subsequent Events. The subsequent tax consequences for Award recipients differ, as follows, depending on the type of Award. In general, however, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the Award holder.
         ISOs. If an Award holder holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the holder as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If a holder disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the holder will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

         NQSOs and Equity Units. A holder will recognize ordinary income upon the exercise of the NQSO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the holder is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the holder makes a special tax election within 30 days after the date of exercise to have the general rule apply). Upon a subsequent disposition of such shares, any amount received by the holder in excess of the fair market value of the shares as of the exercise will be taxed as capital gain.

         Deferred and Restricted Shares. Whenever the Company transfers unrestricted shares of Common Stock or associated earnings to a participant, the participant will recognize ordinary income equal to the fair market value of the property transferred. A participant may, however, choose to accelerate taxation to the date of award pursuant to an election under section 83(b) of the Code, with any future gain (or loss) being capital gain (or loss).

Recommendation and Vote Required

         The Board of Directors has determined that the LTIP is desirable, cost effective, and produces incentives that will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the LTIP in order to satisfy the requirements of the Internal Revenue Code for favorable tax treatment of ISOs and to satisfy the listing requirements of the National Association of Securities Dealers for national market system securities.

         Stockholder approval of the LTIP requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. The Board of Directors recommends a vote "FOR" approval of the LTIP.

New Plan Benefits

         The Board of Directors has determined that the LTIP is desirable, cost effective, and produces incentives that will benefit the Company. No awards will be granted under the LTIP prior to the Annual Meeting, and no determination has been made regarding the grant of awards under the LTIP if it is approved at the Annual Meeting.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the direction of the majority of the Board of Directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the Corporation's officers, directors and persons who own more than 10% of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Corporation with copies of all such reports. Based solely on the Corporation's review of ownership reports received prior to the Record Date, or written representations from reporting persons that no annual report of change in beneficial ownership is required, the Corporation believes that, with the exception the late filing of SEC form 3 by executive officer Kenneth Jones, all directors, executive officers and stockholders owning in excess of ten percent of the Common Stock have complied with the reporting requirements for the 2000 fiscal year.

                                  MISCELLANEOUS

         The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Corporation's Annual Report to Stockholders is being mailed to all persons who were stockholders of record as of the close of business on September 15, 2000. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Corporation. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

         A COPY OF THE CORPORATION'S FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO STANLEY ALEXANDER, JR., CHIEF FINANCIAL OFFICER, HFB FINANCIAL CORPORATION, 1602 CUMBERLAND AVENUE, MIDDLESBORO, KENTUCKY 40965.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the proxy materials of the Corporation for next year's Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive office at 1602 Cumberland Avenue, Middlesboro, Kentucky 40965 no later than May 31, 2001. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Otherwise, any stockholder proposal to take action at such meeting must be received at the Corporation's executive office, at 1602 Cumberland Avenue, Middlesboro, Kentucky 40965 on or before September 22, 2001 (30 days prior to next year's anticipated annual meeting date). In the event that the date of next year's annual meeting changes, a stockholder proposal must be received not later than 30 days prior to the new date of such annual meeting; provided, however, that in the event that less than 40 days notice of the new date of annual meeting is given or made to stockholders, notice of a proposal by a stockholder to be timely must be received not later than the close of business on the tenth day following the day on which notice of the new date of the annual meeting was mailed. All stockholder proposals must also comply with the Corporation's bylaws and Tennessee law.

                                              BY ORDER OF THE BOARD OF DIRECTORS




                                              /s/ Frank W. Lee
                                              ----------------
                                              Frank W. Lee
                                              Secretary
Middlesboro, Kentucky
September 25, 2000

                                                                     Exhibit A



                            HFB Financial Corporation


                   2000 Long-Term Incentive Compensation Plan

                                    Article 1
                                    GENERAL

     1.1 Establishment, Purpose. HFB Financial Corporation has established this 2000 Long-Term Incentive Compensation Plan to promote the Company's long-term growth and profitability. To these ends, this Plan enables the Company to provide eligible persons with incentives to improve stockholder value, and thereby to attract, retain, and motivate the best available persons for positions of substantial responsibility.

     1.2 Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in Appendix A hereto.

     1.3 Types of Awards. Awards may be made in the form of:

          Section 2.3 Options, which provide Participants with the long-term right to purchase Shares.

          Section 2.4 Equity Units, which provide Participants with a right to receive the appreciation on Common Stock between the award date and the exercise date.

          Section 2.6  Restricted   Shares,   which   provide
                       Participants  with  a  short-term  right  to
                       purchase  or  receive  Shares,   subject  to
                       certain restrictions.

          Section 2.7  Deferred    Shares,    which   provide
                       Participants with the opportunity to defer compensation with respect to vested Awards.

          Section 2.8  Other Stock-Based Awards.

     1.4 Persons Eligible for Awards.

     1.4.1 General Rule. All Directors, Employees, and Consultants are eligible for Awards, but Awards are granted by the Committee in its absolute discretion.

     1.4.2 No Employment Rights. This Plan shall not confer upon any Participant any right to continue in an employment, service, or consulting relationship with the Company, nor shall it affect in any way a Participant's right or the Company's right to terminate his or her employment, service, or consulting relationship at any time, with or without Just Cause.

     1.5 Administration.

     1.5.1 General. This Plan shall be administered by the Board until the Board shall appoint the members of the Committee pursuant to Section 1.5.2 below; thereafter, it shall be administered by the Committee, but the Board may act in lieu of the Committee on any matter within the Committee's discretion or authority and may eliminate the Committee at any time in its discretion.

     1.5.2 Committee Members. If created, the Committee shall consist of not less than two Directors. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. To the extent required for transactions under this Plan to qualify for the exemptions available under Rule 16b-3, all actions relating to Awards to persons subject to Section 16 of the Securities Act shall be taken by the Board unless each person who serves on the Committee is a "non-employee director" within the meaning of Rule 16b-3 or such actions are taken by a sub-committee of the Committee (or the Board) comprised solely of "non-employee directors." Furthermore, all actions relating to Awards to Named Executives shall be made by a sub-committee of the Committee (or the Board) comprised solely of "outside directors" within the meaning of Section 162(m) of the Code.

     1.5.3 Powers of the Committee. Subject to the provisions of this Plan, the Committee shall have full authority and discretion to take any actions that it may deem necessary or advisable for the administration of this Plan, including
(a) making Awards and documenting them through Award Agreements, (b) determining the Fair Market Value of the Common Stock, (c) prescribing administrative forms to be used under this Plan, (d) construing and interpreting the terms of this Plan and any Award Agreements; (e) modifying Awards to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs; and (f) requiring that stock certificates evidencing Shares issued pursuant to this Plan bear a legend setting forth applicable restrictions on transferability.

     1.5.4 Committee Action. Actions of the Committee shall be taken by a vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

     1.5.5 Committee Determinations Final. The determination of the Committee on all matters relating to this Plan or any Award Agreement shall be final, binding and conclusive.

     1.5.6 No Liability of Committee Member. No member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award.

     1.6 Shares Available for Awards. The maximum aggregate number of shares of the Company's Common Stock which may be transferred pursuant to Awards granted under this Plan shall not exceed 65,000 Shares. Shares may be authorized but unissued Common Stock, authorized and issued Common Stock held in the Company's treasury, Common Stock acquired by the Company for the purposes of this Plan, or Common Stock held in a grantor trust established by the Company.

     1.7 Adjustments for Changes in Capitalization. Subject to any required action by the Company's stockholders, the number of Shares covered by each outstanding Award, the number of Shares available for Awards, the number of Shares that may be subject to Awards to any one Participant, and the price per Share covered by each such outstanding Award shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company other than the conversion of any convertible securities. Such adjustments shall be made by the Committee, whose determination in that respect shall be final. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award. After any adjustment made pursuant to this Section 1.7, the number of Shares subject to each outstanding Award shall be rounded to the nearest whole number.

     1.8 No Limit on Shares Subject to Award. Any Award made to a Participant during the term of this Plan may be granted with respect to a number of Shares up to the full number of Shares available for Awards under this Plan.

                                   Article 2
                                    AWARDS

     2.1 Agreements Evidencing Awards. Each Award granted under this Plan (except an Award of unrestricted stock) shall be evidenced by a written Award Agreement, which shall contain such provisions as the Committee in its discretion deems necessary or desirable, including, (a) the Participant's acknowledgement that such Shares are acquired for investment purposes only, (b) a right of first refusal exercisable by the Company, (c) a call right exercisable by the Company, and (d) a provision allowing the Participant to designate a beneficiary to his or her interest in any Award and the Shares granted by the Award. By accepting an Award pursuant to this Plan, a Participant agrees that the Award shall be subject to all of the terms and provisions of this Plan and the applicable Award Agreement.

     2.2 Acquiring Stockholder Rights. A Participant shall not have any of the rights of a Company stockholder with respect to Shares subject to an Award until such person has been issued a stock certificate by the Company for such Shares.

     2.3 Option Awards. The Committee may grant Incentive Stock Options and Non-Qualified Stock Options to purchase Shares in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion, subject to the provisions of this Plan. ISOs may only be granted to a person who is an Employee on the date of grant.

     2.3.1 ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as NQSOs. For this purpose, ISOs shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an ISO shall be determined as of the date of the Option's grant.

     2.3.2 Term. Each Award Agreement shall set forth the periods during which the Options evidenced thereby shall be exercisable, as determined by the Committee in its discretion. No ISO (or an Equity Unit granted in connection with an ISO) shall be exercisable more than 10 years after date of grant. The term of an ISO granted to an Employee who is a Ten Percent Holder on the grant date shall not exceed 5 years.

     2.3.3 Exercise Price. Each Award Agreement with respect to an Option shall set forth the Option Exercise Price the Optionee must pay to exercise to the Option. The Option Exercise Price per Share shall be determined by the Committee in its discretion, subject to the following special rules:

          (a) General Option Rules. In no event shall the Option Exercise Price be less than the par value of a Share.

          (b) ISO Rules. If an ISO is granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share Option Exercise Price shall be no less than 110% of the Fair Market Value per Share on the date of grant. If an ISO is granted to any other Employee, the per Share Option Exercise Price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (c) NQSO Rules. If a NQSO is granted prior to the date on which the Common Stock becomes a Listed Security, the per Share Option Exercise Price shall be no less than (i) 110% of the Fair Market Value per Share on the date of grant if required by Applicable Laws for a grant to a person who is a Ten Percent Holder at the time of grant, and (ii) 85% of the Fair Market Value per Share on the date of grant but only if required by Applicable Laws for a grant to any other eligible person.

          (d) Merger Override.  The restrictions presented in paragraphs (b) and
(c) above will not apply to Options granted or replaced pursuant to a merger or other Corporate Transaction as described in Sections 4.2 (relating to adjustments upon corporate dissolution, merger, and other special events) and
4.6 (relating to substitution of Options) hereto.

          (e) Named Executives. For grants on or after the date on which the Common Stock becomes a Listed Security, the per share Option Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if (i) the Optionee is a Named Executive at the time of the grant of such Option, and
(ii) the grant is intended to qualify as  performance-based  compensation  under
Section 162(m) of the Code.

     2.3.4 Exercise of Option. Subject to the provisions of this Article 2, the Committee shall determine the times, circumstances, and conditions under which an Option shall be exercisable, and shall specify this in the applicable Award Agreement. Furthermore, once an Option becomes exercisable it shall remain exercisable until expiration, cancellation, or termination of the Award. An Option shall be exercised by the filing of a written notice with the Company, on such form and in such manner as the Committee shall prescribe. The number of Shares thereafter available under the Option and this Plan shall be decreased by the number of Shares as to which the Option is exercised.

     2.3.5 Minimum Exercise Requirements. An Option must be exercised for a whole number of Shares. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising an Option with respect to the full number of Shares as to which the Option is then exercisable.

     2.3.6 Methods of Payment upon Exercise. Payment of the Option Exercise Price and any applicable withholding taxes shall be accompanied by a properly executed exercise notice, together with such other documentation as the Committee shall require. Unless otherwise provided in an Award Agreement, the Company will accept payment of the Option Exercise Price by any of the following methods: (a) cash; (b) certified or official bank check (or the equivalent thereof acceptable to the Company); (c) delivery of a promissory note by the Optionee with such recourse, interest, security and redemption provisions as the Committee determines to be appropriate, subject where applicable to the provisions of Section 153 of the Delaware General Corporation Law (relating to minimum consideration for stock); (d) cancellation of Company indebtedness to the Participant exercising the Option; (e) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate Option Exercise Price of the Shares as to which the Option is exercised (but, in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than 6 months on the date of surrender (or such other period as may be required to avoid the Company's incurring an adverse accounting charge)); or (f) any combination of the foregoing methods of payment or, at the discretion of the Committee and to the extent permitted by law, by such other provision as the Committee may from time to time prescribe. In addition, the Committee may provide in an Award Agreement for the payment of the Option Exercise Price on a cashless basis, by stating in the exercise notice the number of Shares the Optionee elects to purchase pursuant to such exercise (in which case the Optionee shall receive a number of Shares equal to the number the Optionee would have received upon such exercise for cash less such number of Shares as shall then have a Fair Market Value in the aggregate equal to the Option Exercise Price due in respect of such exercise). The Committee may, in its discretion and for any reason, refuse to accept a particular form of consideration (other than cash or a certified or official bank check) at the time of any Option exercise.

     2.3.7 Delivery of Shares. Promptly after receiving payment of the full Option Exercise Price and any Consents that may be required pursuant to Section
4.7.2 hereto, the Committee shall deliver to the Optionee, a certificate or certificates for the Shares for which the Award has been exercised. If the method of payment employed upon the exercise of the Option so requires, and if Applicable Laws permit, an Optionee may direct the Company to deliver the certificate(s) to the Optionee's stockbroker.

     2.3.8 Additional Options. The Committee may in its discretion include in any Award Agreement with respect to an Option (the "Original Option") a provision awarding an Additional Option to any Optionee who delivers Shares in partial or full payment of the Option Exercise Price of the Original Option. The Additional Option shall be for a number of Shares equal to the number of Shares so delivered, shall have an Option Exercise Price equal to the Fair Market Value of a Share on the date of exercise of the Original Option, and shall have an expiration date no later than the expiration date of the Original Option. In the event that an Award Agreement provides for the grant of an Additional Option, such Agreement shall also provide that the Option Exercise Price of the Original Option be no less than the Fair Market Value of a Share on its date of grant, and that any Shares that are delivered pursuant to Section 2.3.6(e) hereto in payment of such Option Exercise Price shall have been held for at least 6 months.

     2.3.9 Reverse Vesting. The Committee may allow, at its discretion, for a Participant to exercise unvested Options in which case the Shares issued pursuant to Section 2.3.7 shall be for Restricted Shares having the same vesting restrictions as the unvested Options. A Participant wishing to exercise unvested Options for Restricted Shares shall petition the Committee via written instrument specifying the number of unvested Options he or she wishes to exchange for Restricted Shares. The Committee will thereafter notify the Participant of its decision within 30 days.

     2.3.10 Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash or Shares an Option based on such terms and conditions as the Committee shall establish and communicate to the Optionee at the time that such offer is made.

2.4  Equity Units.

     2.4.1 Grants. The Committee may grant Equity Units to Participants, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion, subject to the provisions of this Plan. Equity Units may be granted in connection with Options or independently, but an Equity Unit granted in connection with an ISO only may be granted at the same time the ISO is granted.

     2.4.2 Pricing Limits. The pricing restrictions  applicable to Options under
Section 2.3 shall also apply to the exercise price of Equity Units granted under this Plan.

     2.4.3 Exercise of Equity Units. Unless the Award Agreement otherwise provides, an Equity Unit related to an Option will be exercisable at such time or times, and to the extent, that the related Option is exercisable. An Equity Unit granted independent of any other Award will be exercisable pursuant to the terms of the Award Agreement granting the Equity Unit.

     2.4.4 Effect on Available Shares. Unless the Award Agreement otherwise provides, upon the exercise of an Option in connection with which an Equity Unit has been granted, the number of Shares subject to the Equity Unit shall be correspondingly reduced by the number of Shares with respect to which the Option is exercised.

     2.4.5 Calculation of Payment Amount. Unless the Committee otherwise provides, upon exercise of an Equity Unit and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount equal to (a) the excess of the Fair Market Value of a Share on the date of exercise of the Equity Unit over (b) the exercise price of such right as set forth in the Award Agreement (or over the Option Exercise Price if the Equity Unit is granted in connection with an Option), multiplied by
(c) the number of Shares with respect to which the Equity Unit is exercised.

     2.4.6 Form and Terms of Payment. The Committee, in its discretion, will determine whether to pay the amount determined under Section 2.4.5 hereto, solely in cash, solely in Shares (valued at Fair Market Value on the date of exercise of the Equity Unit), or partly in such Shares and partly in cash, subject to such other terms and conditions as the Committee may impose in the Award Agreement.

     2.4.7 Limited Stock Appreciation Rights. The Committee may grant Equity Units exercisable only on or in respect of a Corporate Transaction, Change of Control, or any other specified event. Such limited Equity Units may relate to or operate in tandem or combination with or substitution for Options, or other Equity Units or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of such right as set forth in the Award Agreement (or Option Exercise Price if the Equity Unit is granted in connection with an the Option to which the Equity Unit relates) and a price based on or equal to the Fair Market Value of the Shares granted under such Option during a specified period or a price related to consideration payable to stockholders generally in connection with the event.

2.5  Termination of Director, Employment or Consultant Relationship.

     2.5.1 Committee Determinations. The Committee may in its discretion determine (a) whether any leave of absence (including a disability absence) constitutes a termination of Continuous Service, and (b) the impact, if any, of any such leave of absence on Awards theretofore made under this Plan. The Committee shall have the right to determine whether the termination of a Participant's service to the Company is a dismissal for Just Cause and the date of termination in such case, which date the Committee may retroactively deem to be the date of the action that is cause for dismissal.

     2.5.2 Effect of Termination on Options and Equity Units. Except to the extent otherwise provided in this Section 2.5.2 or in the applicable Award Agreement, Options or Equity Units shall terminate upon termination of the Participant's Continuous Service for any reason (including death). To the extent that the Participant is not entitled to exercise an Option or Equity Unit at his or her termination of Continuous Service, or if the Participant does not exercise the Option or Equity Unit within the time specified in the Award Agreement or as set forth directly below, the Award shall terminate. Except as otherwise provided in an Award Agreement:

          (a) Termination other than for Disability, Retirement, Death or Just Cause. If a Participant's Continuous Service terminates for any reason, other than disability, retirement, death or Just Cause, the Participant may exercise any Option or Equity Unit within 3 months following such termination to the extent the Participant was entitled to exercise it at termination.

          (b) Disability. If a Participant's Continuous Service terminates as a result of his or her disability (within the meaning of Section 22(e)(3) of the Code, or as otherwise recognized by the Committee in its discretion), the Participant may exercise an Option or Equity Unit at any time within 1 year following such termination, but only to the extent the Participant was entitled to exercise the Option or Equity Unit at termination.

          (c) Retirement. If a Participant retires after age 65 under a Company retirement plan (as determined by the Committee), the Participant shall have the right to exercise the Option or Equity Unit at any time within 3 months after termination of Continuous Service to the Company, but only to the extent the Participant was entitled to exercise the Option or Equity Unit at termination.

          (d) Death. If a Participant dies while an Option or Equity Unit remains exercisable, the Option or Equity Unit may be exercised by the Participant's estate or by a person who acquired the right to exercise the Option or Equity Unit by bequest or inheritance at any time within 2 years following the Participant's death, but only to the extent the Participant was entitled to exercise the Option or Equity Unit at the time of his or her death.

          (e) Just Cause. If the Committee determines that the Participant's Continuous Service terminated due to Just Cause, the Participant's Option or Equity Unit shall lapse immediately and the Participant shall return to the Company any payments received under dividend equivalent rights, pursuant to
Section 2.10 hereto, extending back to the date the Committee determines that Just Cause existed.

2.6  Restricted Stock Awards.

     2.6.1 Awards. The Committee may award Restricted Shares to Participants, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of this Plan. The purchase price, if any, of Restricted Shares shall be determined by the Committee. A Participant shall have no rights with respect to a Restricted Stock Award unless the Participant accepts the Award within the time period the Committee specifies by executing the Award Agreement prescribed by the Committee and, if applicable, pays the purchase price for the Restricted Shares by any method that is both listed in Section 2.3.6 and is acceptable to the Company.

     2.6.2 Issuance of Award. The Company shall issue in the Participant's name a certificate or certificates for the appropriate number of Shares upon the Participant's exercise of the Restricted Stock Award pursuant to the terms of the applicable Award Agreement and this Plan.

     2.6.3 Plan and Regulatory Exceptions. Any certificate issued evidencing Restricted Shares shall remain in the Company's possession until those Shares are free of restrictions, except as otherwise determined by the Committee.

     2.6.4 Deferral Elections. More than 12 months before a Participant's Restricted Shares vest, the Participant may elect, with the Committee's consent, to exchange Restricted Shares for an equivalent Deferred Share Award under
Section 2.7 hereto; provided that elections may be made within 12 months of vesting if the Participant waives the right to 2% of the Shares.

2.7  Deferred Shares.

     2.7.1 Deferral Elections. The Committee may permit any Director, Consultant, or Employee to irrevocably elect to receive the credits described in
Section 2.7.2 below in lieu of Director fees, salary, or other income from the Company that the Participant earns after the election; provided that Employees will only be permitted to make deferral elections if the Committee determines they are members of a select group of management or highly compensated employees (within the meaning of the Employee Retirement Income Security Act of 1974).

     2.7.2 Deferred Share Credits and Earnings. The Committee shall establish an internal Plan account for each Participant who makes an election under Section
2.7.1 hereto. At the end of each calendar quarter thereafter, the Committee shall credit the Participant's account with a number of Deferred Shares having a Fair Market Value on that date equal to the compensation deferred during the quarter, and any cash dividends paid during the quarter on Deferred Shares previously credited to the Participant's account. The Committee shall hold each Participant's Deferred Shares until distribution is required pursuant to Section
2.7.4 hereto.

     2.7.3 Rights to Deferred Shares. A Participant shall at all times be 100% vested in his or her right to any Deferred Shares and any associated cash earnings. A Participant's right to Deferred Shares shall at all times constitute an unsecured promise of the Company to pay benefits as they come due.

     2.7.4 Distributions of Deferred Shares and Earnings. The Committee shall distribute a Participant's Deferred Shares in 5 substantially equal annual installments in real Shares commencing as of the first day of the calendar year beginning after the Participant's Continuous Service terminates, provided that the Committee will honor a Participant's election of a different time and manner of distribution if the election is made on a form approved by the Committee more than 90 days before a Change of Control or more than 12 months before the Participant's Continuous Service terminates (or within such periods if the Participant waives the right to receive 2% of the Shares that would otherwise be distributed). Fractional shares shall not be distributed, and instead shall be paid out in cash.

     2.7.5 Hardship Withdrawals. A Participant may apply to the Committee for an immediate distribution of all or a portion of his or her Deferred Shares on account of hardship. The hardship must result from a sudden and unexpected illness or accident of the Participant or dependent, casualty loss of property, or other similar conditions beyond the control of the Participant. School expenses or residence purchases, for example, will not be considered hardships. Distributions will not be made to the extent a hardship could be relieved through insurance or by liquidation of the Participant's nonessential assets. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant's financial hardship. The determination of whether a Participant has a qualifying hardship and the amount to be distributed, if any, shall be made by the Committee in its discretion. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

     2.8 Other Stock-Based Awards. The Board may authorize stock-based Awards other than those specified in Sections 2.3 (Options), 2.4 (Equity Units), 2.6 (Restricted Stock Awards) and 2.7 (Deferred Shares) hereto (including the grant of unrestricted shares or cash Awards), which the Committee may grant to Participants, and in such amounts and subject to such terms and conditions, as the Committee shall determine, subject to the provisions of this Plan. Examples of types of Awards not specified in this Plan include Stock Unit Awards and Performance Share Awards.

2.9  Non-Transferability.

     2.9.1 General. Except as set forth in Section 2.9.3 below, Awards may not be sold, pledged, assigned, hypothecated, transferred, or otherwise encumbered or disposed of other than by will or by the laws of descent or distribution, and except as specifically provided in this Plan or the applicable Award Agreement. Furthermore, unless the applicable Award Agreement provides otherwise, additional Shares or other property distributed to the Participant in respect of Awards, as dividends or otherwise, shall be subject to the same restrictions applicable to such Award. An Award may be exercised, during the lifetime of the Participant, only by such Participant or a transferee permitted by Section 2.9.3 below.

     2.9.2 Special Rule for Beneficiaries. The designation of a beneficiary by a Participant will not constitute a transfer.

     2.9.3 Limited Transferability Rights.

          (a) Awards Other than ISOs. Unless otherwise provided in an Award Agreement, any Participant may transfer Awards (other than ISOs) either by gift to Immediate Family, or by instrument to an inter vivos or testamentary trust in which the Awards (other than ISOs) are to be passed, upon the death of the grantor, to beneficiaries who are Immediate Family (or otherwise approved by the Committee); in all cases subject to such terms and conditions as the Committee deems appropriate.

          (b) ISOs. ISOs are transferable only by will or by the laws of descent and distribution, and during the Participant's lifetime, may only be exercised by the Participant.

     2.10 Grant of Dividend Equivalent Rights. The Committee may award dividend equivalent rights entitling the Participant to receive amounts equal to the ordinary dividends that would be paid on Shares subject to an unexercised Award and as if such Shares were then outstanding. In the event such a provision is included in an Award Agreement, the Committee shall determine whether such payments shall be made in cash, in Shares, or in another form, whether they shall be conditioned upon the exercise of the Award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate.

                                   Article 3
                                     TAXES

3.1  Tax Withholding.

     3.1.1 General. As a condition of the transfer of Shares pursuant to this Plan, the Participant shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local, or foreign withholding tax obligations that may arise in connection with an Award or the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations, the Committee need not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates, including payroll taxes.

     3.1.2 Default Rule. An Employee, in the absence of any other arrangement, shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax withholding obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

     3.1.3 Cashless Withholding. If permitted by the Committee, a Participant may satisfy his or her minimum statutory tax withholding obligations by surrendering to the Company Shares (which may be Shares already owned or subject to the Award) that have a Fair Market Value equal to the amount required to be withheld.

     3.2 Requirement of Notification of Election Under Section 83(b) of the Code. A Participant who elects under Section 83(b) of the Code to include in gross income unvested Awards in the year of transfer shall notify the Company of such election within 10 days of filing that election with the Internal Revenue Service.

     3.3  Requirement  of  Notification  Upon  Disqualifying  Disposition  Under
Section 421(b) of the Code. If a Participant disposes of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to disqualifying dispositions), the Participant shall notify the Company of such disposition within 10 days.

                                   Article 4
                                 MISCELLANEOUS


4.1  Amendment and Termination of Plan; Modification of Awards.

     4.1.1 Amendments to Plan. The Board may at any time amend, alter, suspend, or discontinue this Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 1.7 hereto) shall be made that would materially and adversely affect the rights of any Participant under any outstanding Award, without his or her written consent.

     4.1.2 Stockholder Approval. Stockholder approval of any amendment shall be obtained to the extent necessary to comply with Section 422 of the Code (relating to ISOs) or other Applicable Laws or regulations.

     4.1.3 Modification of Awards. The Committee may modify an Award, accelerate the rate at which an Award may be exercised, extend or renew outstanding Shares under an Award, or cancel outstanding Shares under an Award and substitute new Shares for them. Without the written consent of the Participant, no such change shall materially reduce the Participant's rights or materially increase the Participant's obligations as determined by the Committee.

4.2  Adjustments   Upon   Corporate   Dissolution,   Merger  and  Other  Special
     Transactions.

     4.2.1 Corporate Transaction; Change of Control.

          (a) General Rule. In the event of a Corporate Transaction, each outstanding Award may be assumed or an equivalent award may be substituted by the Successor Corporation or a parent or subsidiary of the Successor Corporation. Failing that, each Award shall terminate upon the consummation of the transaction; provided that, to the extent outstanding Awards are neither being assumed nor replaced with equivalent awards by the Successor Corporation -
(i) such Awards that are Options or Equity Units shall accelerate and become exercisable for the 20-day period immediately prior to consummation of the Corporate Transaction, and (ii) all other Awards shall become fully vested and the Shares underlying the Awards shall be distributed to the Participant immediately before consummation of the Corporate Transaction unless more than 90 days beforehand, the Participant has executed and delivered to the Committee an election directing that 2% of his or her Shares be forfeited and 98% of his or her Shares be distributed in installments over a period longer than 10 years and not commencing more than two years after the Corporate Transaction (in which case the Committee shall make distributions in accordance with the Participant's election). In each case covered by the preceding sentence, any repurchase right of the Company applicable to any Shares shall lapse on consummation of the Corporate Transaction. To the extent that an Option or Equity Unit is not exercised prior to consummation of a Corporate Transaction in which the Award is not being assumed or substituted, the Award shall terminate upon such consummation.

          (b) Special Rule for Termination of Employees. In the event a Participant who holds a Transferred Award is Involuntarily Terminated in connection with, or within 12 months following consummation of, a Change in Control, then any Transferred Award held by the terminated Participant at the time of termination shall accelerate and become exercisable, and any repurchase right of the Company applicable to any Shares shall lapse. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant's termination.

4.3  Nature of Payments.

     4.3.1 Consideration. Awards, issuances of Shares, and cash payments pursuant to this Plan are in consideration of past services for the Company and the payment of exercise prices.

     4.3.2 Awards Separate from Salary. Awards a Participant receives under this Plan shall be in addition to salary and other compensation payable to the Participant, but shall not be taken into account for determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance, or other benefit plan of the Company or under any agreement between the Company and the Participant, unless such plan or agreement specifically provides otherwise.

     4.4 Non-Uniform Determinations. The Committee's determinations under this Plan need not be uniform. The Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive awards under this Plan, (b) the terms and provisions of awards under this Plan, and (c) the treatment of leaves of absence pursuant to Section 2.5.1 hereto.

4.5  Effective Date and Term of Plan.

     4.5.1 Adoption. Subject to Section 4.8, this Plan was adopted by the Board and became effective on August 15, 2000.

     4.5.2 Termination. Unless sooner terminated by the Board, ISOs may not be granted under this Plan after the 10th anniversary of the adoption of this Plan by the Board.

     4.6 Substitution of Options. Notwithstanding any inconsistent provisions or limits under this Plan, in the event the Company acquires (whether by purchase, merger, or otherwise) all or substantially all of outstanding capital stock or assets of another corporation, or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options under this Plan for options issued by plan of the acquired company, provided (a) the excess of the aggregate Fair Market Value of the shares subject to an Option immediately after the substitution over the aggregate exercise price of such Shares is not more than the similar excess immediately before such substitution and (b) the new option does not give persons additional benefits, including a longer exercise period.

4.7  Conditions Incident to Issuance of Shares.

     4.7.1 Representations and Warranties. As a condition to the exercise of an Award, the Committee may require the person exercising the Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

     4.7.2 Consents. If the Committee shall at any time determine that any Consent is necessary or desirable as a condition of, or in connection with, the granting of any Award under this Plan, the issuance or purchase of Shares or other rights hereunder, or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken until the Consent has been done or obtained to the full satisfaction of the Committee.

     4.7.3 No Obligation to Issue Shares. The Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under this Plan unless such issuance or delivery would comply with Applicable Laws, with such compliance determined by the Committee in consultation with the Company's legal counsel.

     4.8 Stockholder Approval. The effectiveness of this Plan and any Awards is contingent upon the Plan's approval, within 12 months of the Effective Date specified in Section 4.5.1, by Company stockholders who own a majority of the Shares voted at a duly held meeting.

     4.9 Information and Documents to Optionees and Purchasers. Prior to the date, if any, on which Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements no less than annually to each Participant who has an Award or holds Shares acquired pursuant to this Plan.

     4.10 Section Headings. Section headings do not define or limit the contents of the sections.

     4.11 Governing Law and Litigation Expenses. This Plan shall be interpreted, administered and otherwise subject to the laws of the State of Kentucky (disregarding choice-of-law provisions), except to the extent that the General Corporation Law of the State of Delaware shall govern. The Company shall reimburse a Participant for reasonable legal fees and expenses that the Participant incurs in order to enforce or defend his or her rights under this Plan, but only if the Participant receives a judgement or settlement substantially in the Participant's favor. Reimbursements that are due under this
Section 4.11 shall be paid promptly.

    4.12 Severability. Every provision of this Plan is intended to be severable. Any illegal or invalid term shall not affect the validity or legality of the remaining terms of this Plan.

                            HFB Financial Corporation
                   2000 Long-Term Incentive Compensation Plan

                                  -------------

                                   Appendix A
                                   Definitions

                                  -------------

         "Additional Option" means an Option issued by the Company in exchange for Shares delivered by an Optionee as full or partial payment of the Option Exercise Price of an Original Option pursuant to Section 2.3.8 of this Plan.

         "Affiliate" means an entity other than a Subsidiary which, together with the Company, is under common control of a third person or entity.

         "Applicable Laws" means the legal or Stock Exchange requirements governing the Plan and Plan Awards, including Section 422 of the Code.

         "Award" means any award made pursuant to this Plan, including Options, Equity Units, Restricted Shares, and Deferred Shares.

         "Award Agreement" means any written document setting forth the terms of an Award, as prescribed by the Committee.

         "Beneficial Owner" has the meaning set forth in Rule 13d-3 under the Securities Act.

         "Board" means the Board of Directors of the Company.

          "Change of Control"  shall have the  meaning  ascribed to such term in
Section 9 of the 1992 Plan, as in effect on the Effective Date and as subsequently modified in any manner not adverse to the interests of Participants.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means one or more committees or subcommittees of the Board appointed to administer this Plan in accordance with Section 1.5 of this Plan, or the Board itself, when it is acting in place of the Committee.

         "Common Stock" means the Company's common stock, par value $1.00 per share.

         "Company" means HFB Financial Corporation, a Tennessee corporation.

         "Consent" with respect to any Plan Action means (i) any listings, registrations, or qualifications on any securities exchange or under any federal, state or local law, rule, or regulation, (ii) any written agreements and representations by the Participant with respect to the disposition of Shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration, or qualification or to obtain an exemption from the requirement that any such listing, qualification, or registration be made, and (iii) any consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

         "Consultant" means any person, including an advisor, who is compensated by the Company or any Parent, Subsidiary, or Affiliate for consulting services.

         "Continuous Service" means uninterrupted service as a Director, Employee or Consultant. Continuous Service shall not be considered interrupted (unless an Award Agreement otherwise specifies in the case of: (i) any approved or legally-mandated leave of absence, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy; (ii) changes in status from Director, Employee, or Consultant to any other aforementioned position with the Company (including changes to advisory or emeritus status); or (iii) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates, or their respective successors.

         "Corporate Transaction" means a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation, and includes a Change of Control.

         "Deferred  Shares" means shares of Common Stock  credited under Section
2.7.2 of this Plan.

         "Director" means a member of the Board, as well as a member of the board of directors of a Parent, Subsidiary, or Affiliate.

          "Employee" means any person employed by the Company or any Parent, Subsidiary, or Affiliate, as determined by the Committee. An outside Director is not an Employee.

         "Equity Unit" means the right to receive appreciation in value of Common Stock pursuant to Section 2.4 of this Plan.

         "Fair Market Value" means the fair market value of the Common Stock, as determined by the Committee in good faith on such basis as it deems appropriate and applied consistently with respect to the Participants. Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares as reported in the Wall Street Journal for the applicable date.

         "Immediate Family" means any natural or adopted child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law.

         "Incentive Stock Option" means an Option that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code, and which is so designated in the applicable Award Agreement. Any Option that is not specifically designated as an ISO shall not be an ISO. Any Option that is not an ISO is referred to herein as a "NQSO."

         "Involuntarily Terminated" means that a Participant's Continuous Service terminated under the following circumstances: (i) termination without Just Cause by the Company or a Subsidiary, Parent, Affiliate, or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant's job responsibilities (however, a mere change in title alone or reassignment following a Change of Control to a position that is substantially similar to the position held prior to the Change of Control shall not constitute a material reduction in job responsibilities), (B) relocation by the Company or a Subsidiary, Parent, Affiliate, or successor thereto, as appropriate, of the Participant's work site to a facility or location more than 50 miles from the Participant's principal work site for the Company at the time of the Change of Control, or (C) a reduction in Participant's then-current total compensation by at least 10%, other than as a result of an across-the-board reduction in the compensation of all other Employees, Directors, or Consultants in positions similar to the Participant's position by the same percentage amount.

         "ISO" means Incentive Stock Option.

         "Just Cause" shall have the meaning ascribed to such term in Section 9 of the 1992 Plan, as in effect on the Effective Date and as subsequently modified in any manner not adverse to the interests of Participants.

         "Listed Security" means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

         "Management Action" means any event, circumstance, or transaction occurring during the 6-month period following a Potential Change in Control that results from the action of a Management Group.

         "Management Group" means any entity or group that includes, is affiliated with, or is wholly or partly controlled by one or more executive officers of the Company in office before a Potential Change in Control.

         "Named Executive" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer), as determined under the Securities Act's executive compensation disclosure rules.

         "1992 Plan" means the HFB Financial Corporation 1992 Stock Option Plan.

         "Non-Qualified Stock Option" means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

         "NQSO" means Non-Qualified Stock Option.

         "Option" means a stock option granted pursuant to Section 2.3 of this Plan.

         "Optionee" means a Participant who receives an Option.

         "Option Exercise Price" means the price for the Shares to be issued by the Company upon an exercise of an Option by an Optionee.

         "Original Option" has the meaning given to such term in Section 2.3.8 of this Plan.

         "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

         "Participant" means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under this Plan.

         "Performance Share Award" means an Award granting a right to receive Shares contingent on the achievement of performance or other objectives during a specified period.

         "Person" has the meaning given in Section 3(a)(9) of the Securities Act, as modified and used in Section 13(d) of that Act, and shall include a "group," as defined in Rule 13d-5 promulgated thereunder. However, a person shall not include: (i) the Company or any of its Subsidiaries; (ii) a trustee or other fiduciary holding securities under this Plan or the employee benefit plan of any of the Company's Subsidiairies; (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company.

         "Plan" means the HFB Financial Corporation 2000 Long-Term Incentive Compensation Plan.

         "Plan Action" has the meaning given to such term in Section 4.7.2 of this Plan.

         "Potential Change in Control" means any of the following has occurred during the term of this Plan and all Awards issued under this Plan, excluding any event that is Management Action:

          (i) Agreement Signed. The Company enters into an agreement that will result in a Change of Control.

          (ii) Notice of Intent to Seek Change in Control. The Company or any Person publicly announces an intention to take or to consider taking actions that will result in a Change of Control.

          (iii) Board Declaration. With respect to this Plan, the Board adopts a resolution declaring that a Potential Change in Control has occurred.

         "Reporting Person" means an officer, Director, or a greater than Ten Percent Holder of the Company within the meaning of Rule 16a-2 under the Securities Act, who is required to file reports pursuant to Rule 16a-3 under the Securities Act.

         "Restricted Shares" means Shares subject to restrictions imposed pursuant to Section 2.6 of this Plan.

         "Restricted Stock Award" means an Award granted pursuant to Section 2.6 of this Plan.

         "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Act, as amended from time to time, or any successor provision.

         "Securities Act" means the Securities Exchange Act of 1934, as amended.

         "Share" means a share of Common Stock.

         "Stock Exchange" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

         "Stock Unit Award" means an Award granting the right to receive Shares in the future.

          "Subsidiary"  means  a  "subsidiary   corporation,"   whether  now  or
hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

         "Successor   Corporation"  means  the  corporation  resulting  after  a
Corporate Transaction.

          "Ten Percent Holder" means a person who owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary (as such ownership may be determined for purposes of Section 422(b)(6) of the Code).

         "Transferred Award" means an Award assumed or substituted for another award by a Successor Corporation pursuant to Section 4.2 of this Plan.

                                 REVOCABLE PROXY
                            HFB FINANCIAL CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 31, 2000



         The undersigned hereby appoints Robert V. Costanzo, Charles Harris and Frances Rasnic, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of the common stock of HFB Financial Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Pine Mountain State Resort Park, Pineville, Kentucky, on Tuesday, October 31, 2000 at 2:00 p.m. and at any and all adjournments thereof, as follows:

                                                      VOTE
                                                      FOR           WITHHELD
                                                      ----          --------
         1.    The election as directors of all
               nominees listed below (except as      [   ]           [   ]
               marked to the contrary below).

               David B. Cook
               Earl Burchfield

         2. Approval of the HFB Financial Corporation 2000 Long-term Incentive Compensation Plan

               INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line below.

               --------------------------------------------------

         The Board of Directors recommends a vote "FOR" the nominees listed above and approval of the HFB Financial Corporation Long-term Compensation Plan.


         This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for each of the nominees. If any other business is presented at such meeting, as to which this proxy confers discretionary authority, this proxy will be voted as directed by a majority of the Board of Directors.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


               Should the undersigned be present and vote at the Meeting or at any adjournment thereof, then the power of said attorneys and prior proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke his proxy by filing a subsequent proxy or notifying the Secretary of his decision to terminate his proxy.

               The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.

Dated:             , 2000
       ------------



------------------------------------        ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER



------------------------------------        ------------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.




Please complete, date, sign and mail this proxy promptly in the enclosed postage-paid envelope.